Exhibit 10.17

AMENDMENT ONE

This AMENDMENT ONE (this “Amendment”)dated November 10, 2020 (the “Effective Date”) to the Collaborative Agreement dated May 27th, 2017 (as amended hereby, the “Agreement”) by and between American BriVision (Holding) Corporation., a company incorporated under the laws of USA and having its principal place of business at 44370 Old Warm Springs Blvd., Fremont, CA 94538, U.S.A. (“ABVC”) and Rgene Corporation, a Taiwan Corporation with its principal place of business at SF., No. 148 , Songjiang Rd., Zhongshan Dist., Taipei City 104, Taiwan (R.O.C.) (“Rgene”). ABVC and Rgene are thereafter referred to as the “Parties”.

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, the Parties, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1. Amendment to the Agreement:

Product:

1.  New Drug of “ABV-1507 HER2/neu Positive Breast Cancer Combination Therapy”

And

3. New Drug of “ABV-1527 Ovary Cancer Combination Therapy”

Change to:

Product:

New Drug: “ABV-1519 EGFR Positive Non-Small Cell Lung Cancer Combination Therapy”

And

New Drug: “ABV-1526 Large Intestine/ Colon/ Rectal Cancer Combination Therapy”

2. Effectiveness of Agreement. Except as expressly amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Amendment shall become effective on the Effective Date. Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements, by facsimile or other electronic transmission (including a .pdf copy sent by e-mail) shall be deemed to constitute an original and fully effective signature of such party.

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed, in duplicate, each Party taking a copy, as of the date first written above.

AMERICAN BRIVISION CORPORATION		RGENE CORPORATION

By:	/s/ HOWARD DOONG	By:	/s/ U-KUEI SHEN
	HOWARD DOONG, M.D., Ph. D.		YU-KUEI SHEN.
	CEO		CHAIRMAN
DATE:		DATE: